INCOME TAXES (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Tax assets in respect of:
Accrued vacation pay	$ 15	$ 3
Employees stock based compensation	408	302
Related parties accrued expenses	72	37
Net loss carry forward	1,700	1,053
Total deferred tax assets	2,195	1,395
Less - valuation allowance	(2,195)	(1,395)
Deferred tax assets	$ 0	$ 0